                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                            Wink Communication, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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

                           WINK COMMUNICATIONS, INC.

                          ---------------------------

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 9, 2002

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Wink Communications, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 9, 2002 at 9:00 a.m., local time, at the Company's principal executive offices, located at 1001 Marina Village Parkway, Alameda, California 94501, for the following purposes:

          1. To elect three Class III directors for a term of three years, or until their successors are duly elected and qualified.

          2. To approve an amendment to the 1999 Director Option Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares.

          3. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2002.

          4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

     Only stockholders of record at the close of business on March 22, 2002 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          /s/ MARY AGNES WILDEROTTER
                                          Mary Agnes Wilderotter
                                          Chief Executive Officer and President,

Alameda, California
April 5, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                           WINK COMMUNICATIONS, INC.

                          ---------------------------

                                PROXY STATEMENT
                    FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

                          ---------------------------

                               PROCEDURAL MATTERS

GENERAL

     The enclosed Proxy is solicited on behalf of Wink Communications, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 9, 2002 at 9:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices, located at 1001 Marina Village Parkway, Alameda, California 94501. The telephone number at that address is (510) 337-2950.

     These proxy solicitation materials were mailed on or about April 4, 2002, together with the Company's 2001 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

     Stockholders of record at the close of business on March 22, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, approximately 33,270,000 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Stockholders, Directors, Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to be voted generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required (i) to approve the amendment to the 1999 Director Option Plan and (ii) to ratify the appointment of auditors.

     Under the General Corporation Law of the State of Delaware, abstaining votes and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Neither abstentions nor broker "non-votes" affect the election of directors, as the vote required is a plurality of the votes duly cast, which means that only affirmative votes will affect the outcome of the election. On other matters, broker "non-votes" are not deemed to be "votes cast." As a result, while abstentions are deemed to be "votes cast" and will have the effect of votes in opposition to a given proposal, broker "non-votes" are not included in the tabulation of the voting results on issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be included in the proxy statement and proxy card for the Company's 2003 Annual Meeting of Stockholders must be received by the Company no later than December 5, 2002 in order to be considered for inclusion in such proxy materials.

     In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement to be brought before the annual meeting of stockholders. A stockholder who intends to present a proposal at the Company's 2003 Annual Meeting of Stockholders without inclusion of the proposal in the Company's proxy materials must provide written notice of such proposal to the Company's Secretary no later than 60 days prior to the annual meeting, which notice must contain specified information concerning the matters to be brought and the stockholder proposing such matters. In the event that less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the seventh day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder does not notify the Company of a proposal for the Annual Meeting of Stockholders on or before that amount of time required by the advance notice provisions of the Company's Bylaws, the proxies selected by the Company may use their discretionary authority to vote on such proposal, even if the matter is not discussed in the proxy statement for the 2003 Annual Meeting of Stockholders. Further, the Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing requirements and other requirements of the proxy rules promulgated by the Securities and Exchange Commission (the "SEC"). In order to avoid any dispute as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

     The Company's Bylaws authorize a Board of six to ten directors. The authorized number of directors is currently fixed at ten members, divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class III directors whose terms expire at this Annual Meeting, four Class I directors whose terms expire in 2003, and two Class II directors whose terms expire in 2004. There is currently one vacancy for a Class II director. William Schleyer resigned as a director of the Company in October, 2002.

NOMINEES

     Three Class III directors are to be elected at the Annual Meeting to serve for three-year terms or until that director's successor has been duly elected and qualified. The Board of Directors has nominated JEFFREY COATS, PHILIP HANDY AND TERRI DIAL for election as Class III directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the above nominees. Messrs. Coats and Handy and Ms. Dial are currently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the current Board of Directors to fill the vacancy. The Company is not aware that any nominee will be unable or will decline to serve as a director.

REQUIRED VOTE

     The three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING NOMINEES AND OTHER DIRECTORS

     Set forth below is certain information regarding the nominees for directors and each other director of the Company whose term of office continues after the Annual Meeting.

          NOMINEES FOR CLASS III DIRECTORS FOR A TERM EXPIRING IN 2005

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Jeffrey H. Coats.....................    44     Jeffrey H. Coats has served as a director of the Company
                                                since June 1997. Mr. Coats is currently a consultant and
                                                a Managing Director of Tuscan Capital Partners. From
                                                July 1999 to July, 2001, Mr. Coats served as a Founder
                                                and Managing Director of the T.H. Lee, Putnam Internet
                                                Fund, he remains a Limited Partner with the firm. From
                                                April 1996 to July 1999, Mr. Coats served as Managing
                                                Director of GE Capital Equity Capital Group, Inc., a
                                                wholly owned subsidiary of General Electric Capital
                                                Corporation. From September 1991 to April 1993, Mr.
                                                Coats was also a Managing Director of GE Capital
                                                Corporate Finance Group, Inc., a wholly owned subsidiary
                                                of General Electric Capital Corporation. From February
                                                1994 to April 1996, Mr. Coats served as President of
                                                Maverick Capital Equity Partners, LLC, and from May 1993
                                                to January 1994, Mr. Coats was a Managing Director with
                                                Veritas Capital, Inc., both of which are investment
                                                firms. Mr. Coats is a director of AutobyTel, Inc., Mr.
                                                Coats holds a B.B.A. in Finance from the University of
                                                Georgia and a Masters in International Management in
                                                Finance from the American Graduate School of
                                                International Management.

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
F. Philip Handy......................    57     F. Philip Handy has served as a director of the Company
                                                since June 1997. Mr. Handy is currently the Chief
                                                Executive Officer of Strategic Industries, Inc., a
                                                global diversified manufacturing company. From January
                                                2000 to October 2001, Mr. Handy was a private investor.
                                                Mr. Handy was Managing Director of EGI Corporate
                                                Investments, a diversified management and investment
                                                business from June 1997 until December 1999. Previously,
                                                he was Partner of Winter Park Capital Company, a private
                                                investment firm, from June 1980 until May 1997. Mr.
                                                Handy is a director of Anixter International, Inc., WCI
                                                Communities, Inc. and Idine Rewards Network, Inc. Mr.
                                                Handy received an A.B. degree in Economics from
                                                Princeton University and an M.B.A. degree from Harvard
                                                Business School.
Terri Dial...........................    52     Terri Dial has served as a director of the Company since
                                                October 2001. Ms. Dial began her career with Wells Fargo
                                                & Company in 1973 and retired in 2001. Ms. Dial served
                                                as Vice Chairman and Group Executive Vice President and
                                                as Chairman and Chief Executive Officer of its Wells
                                                Fargo Bank subsidiary. Ms. Dial is a director of NDC
                                                Health, Onyx Software, Blue Shield of California,
                                                nuServe Corporation, the Community Colleges Foundation,
                                                the California Chamber of Commerce Education Foundation,
                                                and the San Francisco Asian Art Museum. Ms. Dial serves
                                                on the advisory boards of a number of companies
                                                including Compaq Computer and Certive Corporation, and
                                                also serves on the Council of 100 for Northwestern
                                                University. Ms. Dial received a B.A. degree in political
                                                science from Northwestern University.

             INCUMBENT CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2003

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Brian P. Dougherty...................    45     Brian P. Dougherty co-founded the Company in October
                                                1994 and served as Chief Executive Officer of the
                                                Company from inception until December 1996. Mr.
                                                Dougherty served as Chief Technical Officer of the
                                                Company from January 1997 to August 2000. Mr. Dougherty
                                                has also served as the Chairman of the Board of the
                                                Company since inception. Prior to co-founding the
                                                Company, Mr. Dougherty founded Geoworks, a software
                                                developer, in 1983 and served as its Chief Executive
                                                Officer from September 1983 until February 1993 and as
                                                its Chairman from September 1983 until May 1997 and
                                                director from September 1983 to August 1999. Mr.
                                                Dougherty serves as a director of Neomagic and
                                                Salon.com. Mr. Dougherty received a B.S. degree in
                                                Electrical Engineering/Computer Science from the
                                                University of California, Berkeley.

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Bruce W. Dunlevie....................    45     Bruce W. Dunlevie has served as a director of the
                                                Company since March 1996. In May 1995, Mr. Dunlevie
                                                founded Benchmark Capital LLC, a venture capital firm,
                                                of which he is currently a Managing Member. From October
                                                1989 to the present, he has served as a General Partner
                                                of Merrill, Pickard, Anderson & Eyre, a venture capital
                                                firm. Mr. Dunlevie is a director of Rambus Inc.,
                                                Handspring, Inc. and several private companies. Mr.
                                                Dunlevie received a B.A. degree from Rice University and
                                                an M.B.A. degree from the Stanford Graduate School of
                                                Business.
Lawton Fitt..........................    48     Lawton W. Fitt has served as a director of the Company
                                                since January 2000. In July 1979, she joined Goldman,
                                                Sachs & Co. where she is now a Managing Director and
                                                Co-Head of European High Technology Investment Banking,
                                                based in London. She previously held positions in the
                                                Investment Banking Division in New York and London, in
                                                the Equity Capital Markets Group in New York and in the
                                                Investment Management Division. Ms. Fitt is a member of
                                                the Board of Directors of CIENA Corporation and NewView
                                                Technologies and a Trustee of several cultural and
                                                educational organizations. Ms. Fitt received her A.B. in
                                                European History from Brown University and an M.B.A.
                                                from the Darden School of the University of Virginia.
Donald Ohlmeyer......................    57     Mr. Ohlmeyer has served as a director of the Company
                                                since April 2000. Mr. Ohlmeyer served as the executive
                                                producer ABC Monday Night Football in 2000. Mr. Ohlmeyer
                                                served as President, NBC West Coast, from February 1993
                                                to February 2000. He oversaw the activities of all of
                                                the company's entertainment-related businesses,
                                                including NBC Entertainment, NBC Studios and NBC
                                                Enterprises. Mr. Ohlmeyer originally joined NBC as
                                                executive producer of sports in 1977, from ABC where he
                                                had served as producer and director of three Olympic
                                                broadcasts, produced ABC Monday Night Football and
                                                worked extensively on ABC Wide World of Sports. He left
                                                NBC Sports in 1982 to form Ohlmeyer Communications
                                                Company, a full-service advertising agency and marketing
                                                firm, as well as a television consulting operation. He
                                                has been honored with 15 Emmys, including one for
                                                Special Bulletin, which was broadcast on the NBC
                                                Television Network and named Outstanding Drama Special
                                                for the 1982-83 season. Mr. Ohlmeyer is a member of the
                                                Board of Directors of Championship Auto Racing Teams.
                                                Mr. Ohlmeyer is a graduate of Notre Dame.

            INCUMBENT CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2004

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Mary Agnes Wilderotter...............    47     Mary Agnes Wilderotter has served as President and Chief
                                                Executive Officer and a director of the Company since
                                                January 1997. From August 1995 to January 1997, Ms.
                                                Wilderotter was the Executive Vice President of National
                                                Operations and Chief Executive Officer of the Aviation
                                                Communications Division of AT&T Wireless Services, Inc.,
                                                a provider of wireless communications services in the
                                                United States and a wholly owned subsidiary of AT&T
                                                Corporation. Prior to her tenure at AT&T Wireless, Ms.
                                                Wilderotter was Senior Vice President of McCaw Cellular
                                                Communications, Inc. from October 1991 to August 1995
                                                and Regional President of the California/Nevada/ Hawaii
                                                Region. McCaw became AT&T Wireless upon AT&T's
                                                acquisition of McCaw. Prior to joining McCaw, Ms.
                                                Wilderotter spent over 12 years in the cable industry.
                                                She also serves on the Board of Directors for the
                                                following public companies and associations: Airborne
                                                Express, American Tower Corporation, Anixter
                                                International, Electric Lightwave, Inc., Gaylord
                                                Entertainment, The McClatchy Company, Tier Technologies,
                                                Inc., and the National Cable Television Association. Ms.
                                                Wilderotter received a B.A. degree in Economics and
                                                Business Administration from the College of the Holy
                                                Cross, where she is a trustee.
Michael Fuchs........................    56     Michael Fuchs has served as a director of the Company
                                                since June 1998. Since November 1995, Mr. Fuchs is an
                                                investor and consultant in the media business. Mr. Fuchs
                                                was Chairman and Chief Executive Officer of Home Box
                                                Office, a division of AOL Time Warner, from October 1984
                                                until November 1995, and Chairman and Chief Executive
                                                Officer of Warner Music Group, a division of Time Warner
                                                Inc., from May 1995 to November 1995. Mr. Fuchs is
                                                Chairman of autobytel.com, Inc. Mr. Fuchs holds a B.A.
                                                degree from Union College and a J.D. degree from the New
                                                York University School of Law.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of five meetings (including regularly scheduled and special meetings) during 2001, and no director, while a member of the Board of Directors, attended fewer than 75% of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all committees on which such director served.

     The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee currently consists of Messrs. Coats and Ohlmeyer, Ms. Fitt and Ms. Dial. The Audit Committee reviews and monitors the corporate financial reporting and the internal and external audits of the Company, including, among other things, the audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent auditors and the Company's compliance with legal matters that have a significant impact on its financial reports. The Audit Committee held four meetings during fiscal 2001. See the section titled "Report of the Audit Committee of the Board of Directors of Wink Communications, Inc." below.

     The Compensation Committee currently consists of Messrs. Dunlevie, Fuchs and Handy and Ms. Dial. The Compensation Committee reviews and makes recommendations to the Board regarding all forms of compensation provided to the executive officers and directors of the Company, including stock compensation and loans. In addition, the Compensation Committee reviews and makes recommendations on bonus and stock compensation arrangements for the Company's employees. As part of the foregoing, the Compensation Committee also administers the Company's 1994 Stock Plan, 1999 Stock Plan and 1999 Employee Stock Purchase Plan. The Compensation Committee held three meetings during fiscal 2001. See the section titled "Report of the Compensation Committee of the Board of Directors of Wink Communications, Inc." below.

DIRECTORS' COMPENSATION

     Except for reimbursements received by non-employee directors for expenses incurred in attending board meetings, directors of the Company do not receive cash compensation for their services as directors.

     Under the Company's 1999 Director Option Plan, each new non-employee director who joins the Company is entitled to receive an option to purchase 40,000 shares of Common Stock. In addition, each current and future non-employee director is entitled to receive an additional option to purchase 40,000 shares of Common Stock four years after the grant of such person's last option, provided that he or she has served on the Board continuously during such period. All options granted under the 1999 Director Option Plan will become exercisable over a four-year period at the rate of 25% per year. The exercise price per share for all options granted under the 1999 Director Option Plan is equal to the fair market value of the Common Stock on the date of grant.

     Pursuant to the 1999 Director Option Plan, on October 24, 2001, the Board of Directors granted to Ms. Dial, an option to purchase 40,000 shares of Common Stock at an exercise price of $1.41 per share. Under the 1999 Stock Plan, on January 30, 2001, the Board of Directors granted to each of Mr. Coats, Mr. Dunlevie, Ms. Fitt, Mr. Handy and Mr. Ohlmeyer, an option to purchase 10,000 shares of Common Stock at an exercise price of $8.94 per share.

                                 PROPOSAL NO. 2

                   AMENDMENT TO THE 1999 DIRECTOR OPTION PLAN
       TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

GENERAL

     The 1999 Director Option Plan (the "Director Plan") was adopted by the Board of Directors in June 1999, and became effective on the date of the Company's initial public offering in August 1999. A total of 250,000 shares of Common Stock were initially reserved for issuance under the Director Plan. Options to purchase 40,000 shares were granted under the Director Plan during fiscal 2001, at a weighted average exercise price of $1.41.

     As of March 22, 2002, 130,000 shares were available for issuance under the Director Plan, not including the 100,000 shares subject to stockholder approval at this 2002 Annual Meeting, and 120,000 options were outstanding that were granted under the Director Plan.

PROPOSED AMENDMENT

     At the 2002 Annual Meeting, the Company requests that its stockholders approve an amendment to the Director Plan to increase the number of shares reserved for issuance under the Director Plan by 100,000 shares, for an aggregate of 350,000 shares reserved for issuance thereunder. The Company believes that the Director Plan facilitates attracting highly qualified directors, permits equity participation in the Company by the non-employee directors of the Company as consideration for their service on the Board and provides an equity incentive associated with the success of the Company's business.

REQUIRED VOTE

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the amendment to the Director Plan. The effect of an abstention is the same as a vote against approval of the amendment to the Director Plan. Should such stockholder approval not be obtained, then the Director Plan will remain unchanged.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1999 DIRECTOR OPTION PLAN INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

DESCRIPTION OF THE 1999 DIRECTOR OPTION PLAN

     The following is a summary of the principal features of the Director Plan. However, the summary does not purport to be a complete description of all the provisions of the Director Plan, which in its current form is filed as Exhibit
10.4 to the Company's Registration Statement on Form S-1 (Registration No. 333-80221) filed with the SEC on July 29, 1999.

PURPOSE

     The purposes of the Director Plan is to attract and retain highly skilled individuals as directors of the Company, to provide additional incentive to the non-employee directors of the Company to serve as directors and to encourage their continued service on the Board and to encourage equity ownership by directors in order to align their interests with those of the stockholders.

ELIGIBILITY

     Directors that are not employees of the Company are eligible to receive option grants under the Director Plan. As of March 22, 2002, the Company had eight non-employee directors.

STOCK SUBJECT TO THE PLAN

     The maximum number of shares of the Company's Common Stock that may be optioned and sold under the Director Plan is 250,000 shares, not including the 100,000 shares subject to stockholder approval at this Annual Meeting. If an option expires or becomes unexercisable for any reason, the unpurchased shares of stock that were subject to the option may be returned to the Director Plan, unless such plan has terminated, and may become available for future grant under the Director Plan.

ADMINISTRATION

     The Director Plan fixes the timing of option grants, amount of the grants, basis for the exercise price and restrictions on exercise of the options in order to remove any discretionary element from the Director Plan. The Director Plan is structured such that no discretion is exercised by any person concerning material decisions regarding the Director Plan.

OPTION GRANTS

     The Director Plan provides for the automatic grant of options to non-employee directors of the Company. Upon being elected or appointed to the Company's Board of Directors for the first time, each non-employee director is granted an option, subject to certain vesting provisions, to purchase 40,000 shares of the Company's Common Stock (the "First Option"). Thereafter, each non-employee director shall be automatically granted an option to purchase 40,000 shares of the Company's Common Stock on each fourth anniversary of the date of grant of his or her First Option (or (i) in the case of directors who were non-employee directors at the time of the Company's initial public offering, the fourth anniversary of the last option granted prior to such initial public offering, or (ii) in the case of an employee director that ceases to be an employee but remains a director, on the fourth anniversary of the date he or she ceased to be an employee), provided such director has served continuously as an non-employee director during such four-year period.

TERM OF PLAN

     The Director Plan shall be effective for a ten-year term, unless earlier terminated pursuant to the provisions of the Director Plan.

TERMS OF OPTIONS; OPTION AGREEMENT

     Options granted under the Director Plan have a term of ten years, unless otherwise provided in the option agreement. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted.

EXERCISE PRICE

     The per share exercise price of each option granted under the Director Plan is 100% of the fair market value of a share of the Company's Common Stock on the date the option is granted. As long as the Common Stock of the Company is traded on the Nasdaq National Market, the fair market value of a share of Common Stock of the Company shall be the closing sales price for such stock on the date of grant.

EXERCISE OF OPTION

     The director-optionee must earn the right to exercise the option by continuing to serve on the Board of Directors. Options become exercisable as to twenty-five percent (25%) of the shares of Common Stock subject to the option on each anniversary of its date of grant, provided that the optionee continues to serve as a director on such dates.

     An option is exercised by giving written notice of the exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company.

FORM OF CONSIDERATION

     The consideration to be paid for the shares of Common Stock to be issued upon exercise of an option under the Director Plan may consist of cash, check or other shares of the Company's Common Stock which, in the case of the shares acquired upon exercise of an option, have been beneficially owned for at least six months, with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased, or any combination of the foregoing methods.

TERMINATION OF STATUS AS A DIRECTOR

     If a non-employee director ceases to serve as a director of the Company, options outstanding under the Director Plan may be exercised within three months after he or she ceases to serve as a director of the Company to the extent such options were exercisable on the date of termination.

DISABILITY

     If a non-employee director ceases to serve on the Board of Directors due to a total and permanent disability, options outstanding under the Director Plan may be exercised within 12 months after termination to the extent that such options were exercisable at the date of termination.

DEATH OF OPTIONEE

     If a director-optionee should die while serving on the Company's Board of Directors, options may be exercised at any time within 12 months after death to the extent that such options were exercisable at the date of death.

TERMINATION OF OPTIONS

     No option is exercisable by any person after the expiration of 10 years from the date the option was granted.

NONTRANSFERABILITY

     An option granted under the Director Plan is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee, or in the event of the optionee's death, by the optionee's estate or by a person who acquires the right to exercise the option by bequest or inheritance.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE

     In the event any change is made in the Company's capitalization, such as a stock split or reverse stock split, appropriate adjustment shall be made to the exercise price and to the number of shares of Common Stock subject to the option. In the event of the proposed dissolution or liquidation of the Company, all options will terminate immediately prior to the consummation of such actions. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the successor corporation shall assume all outstanding options or substitute new options therefore. Following such assumption or substitution, if the optionee's status as a director is terminated other than upon a voluntary resignation, the option shall become fully exercisable. If the successor corporation does not assume an outstanding option or substitute an equivalent option, the option shall become vested and exercisable as to fifty percent (50%) of the shares of Common Stock, which would not otherwise be exercisable, for a period of 30 days following notice to the optionee of such event.

AMENDMENT AND TERMINATION OF DIRECTOR PLAN

     The Board may amend or terminate the Director Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any amendment to the Director Plan in such a manner and to such a degree as required. Any amendment or termination of the Director Plan shall not affect options already granted and such options shall remain in full force and effect as if the Director Plan had not been amended or terminated, without the director-optionee's consent.

FEDERAL TAX INFORMATION

     The following is only a summary of the effect of federal income tax consequences of transactions under the Director Plan. This summary is not intended to be exhaustive, and does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which an optionee or stockholder may reside.

     Options granted under the Director Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise of the option, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price or fair market value on the date of issuance, as the case may be, to the extent not recognized as taxable income as provided above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

PLAN BENEFITS

     New non-employee directors will receive a grant of 40,000 shares upon being elected to the Board of Directors. Furthermore, each of the Company's non-employee directors will receive options to purchase an aggregate of 40,000 shares of Common Stock on the four year anniversary of either (i) the grant date of their First Option, (ii) the grant date of their last option granted prior to the Company's initial public offering or

(iii) the date they ceased to be an employee, as set forth in the Director Plan. The options will be granted at the fair market value on the date of grant and the value of the options depends upon the Company's stock price at the time of sale of the shares exercisable under the option. Accordingly, the dollar value of the amount to be received by the directors is not determinable.

                                 PROPOSAL NO. 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1994. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and is expected to be available to respond to appropriate questions.

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider the retention of that firm. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
         THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

FEES BILLED TO THE COMPANY BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL 2001

AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2001 and the review of the consolidated financial statements included in the Company's Forms 10-Q for fiscal 2001 were $217,300.

ALL OTHER FEES

     There were no other fees billed to the Company by PricewaterhouseCoopers LLP for fiscal 2001.

     The Audit Committee considered whether the provision of services rendered above is compatible with maintaining PricewaterhouseCoopers LLP's independence.

                        BENEFICIAL SECURITY OWNERSHIP OF
       STOCKHOLDERS, DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of Common Stock of the Company as of March 22, 2002 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's Directors; (iii) the Company's Chief Executive Officer and each of the officers named in the Summary Compensation Table on page 16; and (iv) all directors and executive officers of the Company as a group.

                                                                 SHARES       PERCENTAGE
                                                              BENEFICIALLY   BENEFICIALLY
          5% STOCKHOLDERS, DIRECTORS AND OFFICERS               OWNED(1)       OWNED(1)
          ---------------------------------------             ------------   ------------
5% STOCKHOLDERS(2)
Brian P. Dougherty(3).......................................   3,844,500        11.6%
Microsoft Corporation(4)....................................   3,000,000         8.9%
  One Microsoft Way
  Redmond, WA 98052
Pequot Capital Management, Inc. ............................   2,512,600         7.6%
  500 Nyala Farm Road
  Westport, CT 06880
Charter Communications, Inc.(5).............................   2,061,000         6.0%
  12405 Powerscourt Drive
  St. Louis, MO 63131
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Mary Agnes Wilderotter(6)...................................   1,132,333         3.4%
Charles McCullough(7).......................................      13,958            *
Melinda White(8)............................................      77,500            *
Katherine Sullivan(9).......................................     151,354            *
Jonathan Spatz(10)..........................................          --           --
Timothy V. Travaille(11)....................................     108,653            *
Jeffrey H. Coats(12)........................................      42,500            *
Terri Dial..................................................      18,750            *
Bruce Dunlevie(13)..........................................     142,500            *
Lawton Fitt(14).............................................      22,500            *
Michael Fuchs(15)...........................................     370,000         1.1%
F. Philip Handy(16).........................................     114,251            *
Donald Ohlmeyer(17).........................................      24,750            *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
  (14 persons)(18),(19).....................................   6,063,539        17.9%

-------------------------

  *  Less than 1%

 (1) The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within sixty days of March 22, 2002 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers) with respect to the shares shown as beneficially owned.

 (2) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.

 (3) Represents shares held of record in the name of Mr. Dougherty's family trust.

 (4) Includes 500,000 shares subject to a currently exercisable warrant.

 (5) Includes 1,000,000 shares and 61,000 shares subject to two currently exercisable warrants.

 (6) Includes 100,000 shares subject to stock options exercisable within 60 days of March 22, 2002. On January 29, 2002, Ms. Wilderotter tendered 971,500 options in return for a promise to receive 647,667 options under the Offer to Exchange Certain Outstanding Options for New Options Program (the "Exchange Program").(**)

 (7) Includes no shares subject to stock options exercisable within 60 days of March 22, 2002 as Mr. McCullough tendered all his 360,667 options on January 29, 2002 in return for a promise to receive 240,445 options under the Exchange Program.(**)

 (8) Includes 20,833 shares subject to stock options exercisable within 60 days of March 22, 2002. On January 29, 2002, Ms. White tendered 175,500 options in return for a promise to receive 117,000 options under the Program.(**)

 (9) Includes 151,354 shares subject to stock options exercisable within 60 days of March 22, 2002.

(10) Includes no shares subject to stock options exercisable within 60 days of March 22, 2002 as Mr. Spatz tendered all his 350,000 options with a promise to receive 233,333 options under the Offer to Exchange Certain Outstanding Options for New Options Program. Mr. Spatz was placed on unpaid long-term disability in January 2002.(**)

(11) Includes 61,111 shares subject to stock options exercisable within 60 days of March 22, 2002. On January 29, 2002, Mr. Travaille tendered 244,417 options in return for a promise to receive 162,945 options under the Exchange Program.(**)

(12) Includes 42,500 shares subject to stock options exercisable within 60 days of March 22, 2002.

(13) Includes 42,500 shares subject to stock options exercisable within 60 days of March 22, 2002.

(14) Includes 22,500 shares subject to stock options exercisable within 60 days of March 22, 2002.

(15) Includes 32,500 shares subject to stock options exercisable within 60 days of March 22, 2002.

(16) Includes 114,251 shares that represent: 10,417 shares owned by HHS Partnership where Mr. Handy is a General Partner and where beneficial ownership of 32.2% of these shares is expressly disclaimed; 100 shares owned by Gail S. Handy, the wife of F. Philip Handy; 68,234 shares owned by Blaine Trust of which Mr. Handy is the co-trustee and sole beneficiary; and 3,000 shares owned by the Handy Family Partnership, Ltd., of which Mr. Handy is the sole stockholder of the corporate general partner with a 1% interest in the partnership and where beneficial ownership of 99% of these shares is expressly disclaimed. Also includes 32,500 shares subject to stock options exercisable within 60 days of March 22, 2002.

(17) Includes 22,500 shares subject to stock options exercisable within 60 days of March 22, 2002.

(18) Unless indicated above, the address for each listed stockholder is c/o Wink Communications, Inc., 1001 Marina Village Parkway, Alameda, CA 94501.

(19) Includes 528,298 shares issuable upon the exercise of stock option exercisable within 60 days of March 22, 2002.

(**) See description of the Offer to Exchange Certain Outstanding Options for
     New Options Program in the "Report of the Compensation Committee of the Board of Directors" section below. The options to be granted to the executive officers are contingent upon, among other things, the continued employment of such executive officers on the date the new options are granted.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Exchange Act requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the Nasdaq Stock Market. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received, or written representations, made to the Company, the Company believes that during fiscal 2001 its officers, directors and ten-percent stockholders complied with all
Section 16(a) filing requirements.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee was formed in 1999 and is currently composed of Messrs. Dunlevie, Fuchs and Handy and Ms. Dial. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries, with the exception of the Stock Committee (see "Report of the Compensation Committee of the Board of Directors").

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and each of the five other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the Company in all capacities for the three years ended December 31, 2001.

                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                                                             AWARDS
                                                                                          ------------
                                                                  ANNUAL COMPENSATION      SECURITIES
                                                                 ---------------------     UNDERLYING
NAME AND PRINCIPAL POSITION                              YEAR    SALARY($)    BONUS($)     OPTIONS(#)
---------------------------                              ----    ---------    --------     ----------
Mary Agnes Wilderotter
  President, Chief Executive Officer and Director....    2001    $350,000     $357,000      200,000
                                                         2000    $316,667     $200,000      250,500
                                                         1999    $250,000     $100,000      500,000
Charles McCullough
  Executive Vice President,
  Engineering and Operations.........................    2001    $243,750     $ 76,400      162,000
                                                         2000    $165,833     $ 60,000      125,500
                                                         1999    $118,333     $ 31,000       50,000
Melinda White
  Executive Vice President,
  National Accounts..................................    2001    $200,000     $ 70,525           --
                                                         2000    $133,000     $ 42,375      138,000
                                                         1999    $110,072     $ 16,850       45,000
Katherine Sullivan
  Executive Vice President,
  Marketing and People Development...................    2001    $210,000     $ 51,400       50,500
                                                         2000    $167,500     $ 60,000       76,750
                                                         1999    $126,250     $ 26,063      100,000
Jonathan W. Spatz(1)
  Executive Vice President, Finance, and
  Chief Financial Officer............................    2001    $242,500     $ 15,000           --
                                                         2000    $ 23,864     $     --      350,000
                                                         1999    $     --     $     --           --
Timothy V. Travaille
  Executive Vice President,
  Business Development and Finance...................    2001    $190,972     $ 63,000      185,000
                                                         2000    $196,667     $126,250       63,000
                                                         1999    $160,008     $371,900       50,000

-------------------------
(1) Mr. Spatz was placed on long-term disability in January 2002 and is no longer serving as Executive Vice President, Finance and Chief Financial Officer.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows, as to each of the officers named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended December 31, 2001.

                                                    INDIVIDUAL GRANTS
                                  -----------------------------------------------------     POTENTIAL REALIZABLE VALUE
                                  NUMBER OF      PERCENT OF                                  AT ASSUMED ANNUAL RATES
                                  SECURITIES    TOTAL OPTIONS                              OF STOCK PRICE APPRECIATION
                                  UNDERLYING     GRANTED TO                                      FOR OPTION TERM
                                   OPTIONS      EMPLOYEES IN     EXERCISE    EXPIRATION    ----------------------------
             NAME                  GRANTED       FISCAL YEAR      PRICE         DATE           5%              10%
             ----                 ----------    -------------    --------    ----------        --              ---
Mary Agnes Wilderotter........     200,000           8.9%         $6.06       2/05/11       $762,220        $1,931,615
Charles McCullough............     162,000           7.2%          5.56        3/2/11        566,458         1,435,516
Melinda White.................          --            --             --            --             --                --
Katherine Sullivan............      50,500           2.2%          1.61       8/17/11         51,132           129,579
Jonathan W. Spatz.............          --            --             --            --             --                --
Timothy V. Travaille..........      35,000           1.6%          6.06       2/05/11        133,389           338,033
                                   150,000           6.7%          4.20       4/23/11        396,204         1,004,058

-------------------------

In reviewing the information above, please note:

* Options granted under the 1999 Stock Plan are incentive stock options or nonqualified stock options and have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Board of Directors on the date of grant.

** All options have ten-year terms and vest over a period of four years at a rate of 1/4 of the shares after the first year and 1/48 of the shares per month thereafter.

     Under rules promulgated by the SEC, the amounts in the two columns on the far right of the above table represent the hypothetical gain or "option spread" that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options' ten-year term at assumed annual rates of 5% and 10% increases over the exercise prices (which equaled the fair market value on the date of grant). The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option. Actual gains, if any, on stock option exercises depend on numerous factors, including the Company's future performance, overall market conditions and the option holder's continued employment with the Company throughout the entire vesting period and option term, which factors are not reflected in this table.

AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND FISCAL 2001 YEAR-END OPTION
VALUES

     The following table sets forth, for each of the officers in the Summary Compensation Table, certain information concerning stock options exercised during fiscal 2001, and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2001. Also reported are values for "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 2001.

                                                                   NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                   SHARES                       OPTIONS AT FISCAL YEAR END        FISCAL YEAR END($)(1)
                                 ACQUIRED ON       VALUE       ----------------------------    ----------------------------
            NAME                 EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            ----                 -----------    -----------    -----------    -------------    -----------    -------------
Mary Agnes Wilderotter.......          --              --        559,000         512,500              --            --
Charles McCullough...........          --              --        124,398         236,269              --            --
Melinda White................          --              --         86,229         110,104         $12,500            --
Katherine Sullivan...........          --              --        132.997          78,753              --            --
Jonathan W. Spatz............          --              --         87,500         262,500              --            --
Timothy V. Travaille.........      15,000         $64,800        180,834         213,583              --            --

-------------------------

(1) Market value of underlying securities based on the closing price of the Company's Common Stock on December 31, 2001 (the last trading day of fiscal
    2001) on the Nasdaq National Market of $1.60 minus the exercise price.

EMPLOYMENT OFFER LETTERS AND SEVERANCE ARRANGEMENTS

     In October 1996, the Company entered into an employment offer letter with Ms. Wilderotter under which, if she is terminated without cause, Ms. Wilderotter will be entitled to severance compensation at a $300,000 annual salary level for one year or until Ms. Wilderotter finds new employment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following sets forth certain transactions between the Company and its directors, executive officers and 5% stockholders and their affiliates. The Company believes that each of the transactions described below was on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

COMMERCIAL RELATIONSHIPS AND AGREEMENT WITH PRINCIPAL STOCKHOLDERS

     In December 1997, the Company entered into a 4-year affiliation agreement with Charter Communications, Inc. ("Charter"). In connection with the 1997 agreement, the Company issued a performance-based warrant in 1998 to purchase up to 250,000 shares of its Common Stock; Charter earned 61,000 shares, with a fair market value at the final measurement date of $392,000. In June 2001, the Company entered into a new 3-year affiliation agreement, as amended, with Charter and issued a warrant to purchase up to 1,000,000 shares of its Common Stock with a fair value at the time of issuance of $4,264,000. Based on a March 2002 amendment to the 2001 agreement, the Company is also committed to paying a standard feature launch fee. The launch fees consist of $1,000,000 payable by the Company in both January 2002 and 2003. The Company paid the first installment of $1,000,000 in the quarter ending March 31, 2002. The standard feature launch fee also includes a bonus of up to $1,000,000 if certain deployment milestones are achieved by April 2002.

     During the year ended December 31, 2000, the 1997 agreement was amended and pursuant to this amendment, the Company provided Charter with non-recurring installation and integration services and other engineering services for a fee. For the years ended December 31, 2001 and 2000, the Company recognized $3,770,000 and $1,043,000 as services revenue.

     The Company recorded $1,700,000 and $1,500,000 in sales and marketing expense for the years ended December 31, 2001 and 2000, respectively, for television advertising provided by Charter. In addition, the Company prepaid $500,000 in December 2001 for television advertising to be aired in 2002 by Charter. The Company is also committed to purchase an additional $1,250,000 of television advertising from Charter in each of the years ended December 31, 2002 and 2003.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

COMPOSITION

     The Audit Committee of the Board of Directors is composed of four directors, each of whom is an independent director as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, listing standards, and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Messrs. Coats and Ohlmeyer and Ms. Fitt and Ms. Dial.

RESPONSIBILITIES

     The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent auditors. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes.

REVIEW WITH MANAGEMENT AND INDEPENDENT AUDITORS

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committee."

     The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committee" as currently in effect. Finally, the Audit Committee discussed with the independent auditors, PricewaterhouseCoopers LLP, the firm's independence.

SUMMARY

     Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the SEC.

                                            AUDIT COMMITTEE
                                            OF THE BOARD OF DIRECTORS

                                            Lawton Fitt (Chairman)
                                            Jeffrey H. Coats
                                            Terri Dial
                                            Donald Ohlmeyer

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") consists of directors Messrs. Dunlevie, Fuchs and Handy and Ms. Dial, none of whom is an employee or officer of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

     To the extent appropriate, the Company intends to take the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMPENSATION PHILOSOPHY AND POLICIES

     The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

     - ensure that the executive team has clear goals and accountability with respect to corporate performance;

     - establish pay opportunities that are competitive based on prevailing practices for the industry, the Company's stage of growth, and the labor markets in which the Company operates;

     - independently assess operating results on a regular basis in light of expected Company performance; and

     - align pay incentives with the long-term interests of the Company's stockholders.

ELEMENTS OF COMPENSATION

     Compensation for officers and key employees includes both cash and equity elements.

     Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, and competitive conditions in the industry. The Committee believes that the salaries of its officers fall within the industry norm. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel also includes sales commissions tied to quarterly targets.

     Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1994 Stock Plan, 1999 Stock Plan and the 1999 Employee Stock Purchase Plan. The Stock Plans permit the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company. The Committee has formed a subcommittee, the Stock Committee, to administer and approve stock option grants to certain employees and contractors. The Stock Committee consists of directors Messrs. Dunlevie and Dougherty and Ms. Wilderotter. The Stock Committee does not approve the grant of options to executive officers.

     In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The Stock Plans also permit the Board to grant restricted stock purchase awards and stock bonuses. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that all these plans align the interests of the employees with the long-term interests of the stockholders.

     The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees.

STOCK OPTION CANCELLATION AND REGRANT PROGRAMS

     Recent adverse economic conditions have had a negative effect on the high technology sector, including the market in which the Company operates. As a result, the trading price of the Company's Common Stock has declined. One consequence of this decrease in the Company's stock price is that many options currently held by employees were granted at an exercise price considerably higher than the current trading price of the Company's Common Stock. With a low likelihood of achieving gain from these "underwater" stock options, key employees have an incentive to seek alternative employment with competitors of the Company and other technology companies with low current trading prices, and secure stock options at these other companies at an attractively low exercise price. The loss of these key employees would have a detrimental effect on the Company's business and financial results. In order to avoid the potential loss of a large number of key employees who hold options with an exercise price significantly higher than the current trading price of the Company's Common Stock, the Board of Directors approved programs to give employees the choice to cancel stock options in exchange for new options to be granted at a future date, with an exercise price equal to the market price on that future date.

     In February 2001, the Compensation Committee approved, and the Company offered the Stock Option Cancellation and Regrant Program (the "Program"). The Program offered current Company employees with stock options granted under the 1999 Stock Plan the opportunity to tender certain unexercised options, with an exercise price greater than or equal to $24.50 per share, in exchange for the Company's promise to grant replacement options at an exercise price equal to the closing price of the Company's Common Stock on the Nasdaq National Market on August 17, 2001. Generally, for every three options that an employee tendered to the Company, he or she received a replacement grant for two options on August 17, 2002. However, the exchange ratio could vary depending on the grant date of the tendered option. The new options have terms and conditions that are substantially the same as those of the cancelled options. The program, which expired on February 15, 2001, resulted in the cancellation of 589,000 options at a weighted average exercise price of $37.02 per share and the grant of 425,000 options at an exercise price of $1.61 per share. The Program has not resulted in any additional compensation charges or variable plan accounting.

     In December 2001, the Compensation Committee approved, and the Company offered the Offer to Exchange Certain Outstanding Options for New Options (the "New Offer Program"). The New Offer Program offered current Company employees with stock options granted under either the 1994 Stock Plan or 1999 Stock Plan the opportunity to tender certain granted options, with an exercise price of at least $4.25 per share, in exchange for the Company's promise to grant replacement options at a exercise price equal to the closing price of the Company's Common Stock on the Nasdaq National Market on or about July 31, 2002. Generally, for every three options that an employee tendered to the Company, he or she received a promise from the Company to grant two options on or about July 31, 2002. However, the exchange ratio could vary depending on the grant date of the tendered option. The New Offer Program, which expired on January 28, 2002, resulted in the cancellation of 3,092,000 options at a weighted average exercise price of $11.50 per share and the promise to grant 2,085,000 options. The new options will have terms and conditions that are substantially the same as those of the cancelled options. The New Offer Program is not expected to result in any additional compensation charges or variable plan accounting.

     The following table sets forth, for each of our executive officers, certain information concerning the Stock Option Cancellation and Regrant Program.

                          SUMMARY OPTION REGRANT TABLE

                                              NO. OF                                                    LENGTH OF
                                            SECURITIES    MARKET PRICE     EXERCISE                     ORIGINAL
                                            UNDERLYING     OF STOCK AT     PRICE AT       NEW          OPTION TERM
                                DATE OF      REPRICED        TIME OF        TIME OF     EXERCISE      REMAINING AT
           NAME                REPRICING     OPTIONS      REPRICING(1)     REPRICING     PRICE      DATE OF REPRICING
           ----                ---------    ----------    ------------     ---------    --------    -----------------
Mary Agnes Wilderotter.....           --          --             --             --          --              --
Charles McCullough.........           --          --             --             --          --              --
Melinda White..............           --          --             --             --          --              --
Katherine Sullivan.........    2/15/2001      30,000          $6.13         $52.75       $1.61            9.10
                               2/15/2001      20,000          $6.13         $12.00       $1.61            9.76
                               2/15/2001         500          $6.13         $ 9.16       $1.61            9.84
Jonathan W. Spatz..........           --          --             --             --          --              --
Timothy V. Travaille.......           --          --             --             --          --              --

-------------------------

(1) The market value of underlying securities is based on the closing price of the Company's Common Stock on February 15, 2001.

2001 EXECUTIVE COMPENSATION

     Executive compensation for 2001 included base salary, cash and equity-based incentive compensation and, in the case of sales executives, sales commissions. Cash incentive compensation is designed to motivate executives to attain corporate, business unit and individual goals. The Company's policy is to have a significant portion of an executive compensation at risk based on the Company's overall performance. Executive officers, like other employees, were eligible for option grants under the 1999 Stock Plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. Ms. Wilderotter receives no other material compensation or benefits not provided to all executive officers.

DEDUCTIBILITY OF COMPENSATION

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the tax deductibility of cash compensation paid to individual executive officers to $1 million per officer. The cash compensation to be paid to the Company's executive officers in fiscal 2001 is not expected to exceed the $1 million limit per individual officer.

                                            COMPENSATION COMMITTEE
                                            OF THE BOARD OF DIRECTORS

                                            Bruce W. Dunlevie (Chairman)
                                            Terri Dial
                                            Michael Fuchs
                                            F. Philip Handy

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

     The following graph sets forth the Company's total cumulative stockholder return as compared to the Standard & Poor's 500 Index and the Nasdaq Composite Index for the period August 19, 1999 (the date of the Company's initial public offering) through December 31, 2001. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stock represented in the Standard & Poor's 500 Index and the stocks represented in the Nasdaq Composite Index, respectively.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
               AMONG WINK COMMUNICATIONS, INC., THE S&P 500 INDEX
                         AND THE NASDAQ COMPOSITE INDEX

                              [PERFORMANCE GRAPH]

-------------------------------------------------------------------------------------------------------------
                                    8/19/1999   12/31/1999   6/30/2000   12/31/2000   6/30/2001   12/31/2001
-------------------------------------------------------------------------------------------------------------
 WINK COMMUNICATIONS, INC.             100        375.4        190.6        37.5        16.0         10.0
-------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                         100        111.0        109.9        99.7        92.5         86.7
-------------------------------------------------------------------------------------------------------------
 NASDAQ COMPOSITE INDEX                100        155.2        151.3        94.2        82.4         74.4
-------------------------------------------------------------------------------------------------------------

-------------------------
* $100 invested on August 19, 1999 in Stock or Index including reinvestment of dividends. Fiscal year ending December 31.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares, which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                          THE BOARD OF DIRECTORS

Alameda, California
April 5, 2002

                                     PROXY

                           WINK COMMUNICATIONS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 9, 2002
                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF WINK COMMUNICATIONS, INC

         The undersigned stockholder of Wink Communications, Inc., a Delaware corporation, hereby acknowledges receipt of the 2001 Annual Report to Stockholders and the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 5, 2002, for the Annual Meeting of Stockholders of Wink Comminications, Inc. to be held on May 2, 2002 at 9:00 a.m., local time at the Company's principal executive offices, located at 1001 Marine Village Parkway, Alameda, California, 94501, and revoking all prior proxies, hereby appoints Mary Agnes Wilderotter and Timothy V. Travaille, and each of them, proxies and attorneys-in-fact, each with full power of substitution, and to represent and to vote, as designated on the reverse side, all shares of Common Stock of Wink Communications, Inc. held of record by the undersigned on March 22, 2002 at the Annual Meeting to be held on May 9, 2002, or any postponement or adjournment thereof.

                                SEE REVERSE SIDE



                              o FOLD DETACH HERE o

                                                                                                                 Please mark
                                                                                                                 your votes as  [X]
                                                                                                                 indicated in
                                                                                                                 this example.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND PROPOSALS 2 AND 3.

                                                                   FOR      WITHHELD
                                                                            FOR ALL
1. Election of all nominees listed below to the Board of           [ ]        [ ]      3. To ratify the appointment of
   Directors to serve until the next Annual Meeting and until                             PriceWaterhousCoopers LLP as independent
   their successors have been duly elected and qualified except                           audiotrs for the company for the fiscal
   as noted (write the name, if any, of nominees of whom you                              year ending December 31, 2002.
   withhold authority to vote).
         Nominees: 01 Jeffrey H. Coats                                                         FOR  AGAINST  ABSTAIN
                   02 F. Philip Handy                                                          [ ]    [ ]      [ ]
                   03 Terry Dial
                                                                                       4. In their discretion, the proxies and
INSTRUCTION: To withhold authority to vote for any                                        attorneys-in-fact are authorized to vote
nominee(s), print such nominee's name(s) in the space                                     upon such other business as may properly
provided below.                                                                           come before the Annual Meeting or any
                                                             FOR  AGAINST  ABSTAIN        adjournment(s) thereof.
--------------------------------------------------           [ ]    [ ]      [ ]
2. Amendment to the 1999 Director Option Plan to change the
   amount by which the number of shares reserved for                                       Mark here for address change and note
   issuance thereunder by 100,000 shares.                                                  below [ ]


Signature                                           Signature                                                     Dated      , 2002
         ------------------------------------------          ----------------------------------------------------      ------
This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.
-----------------------------------------------------------------------------------------------------------------------------------
                                         o Detach here from proxy voting card o